UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A INFORMATION

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrants	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Proxy Statement

NEW ERA ENERGY & DIGITAL, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PROXY STATEMENT — DATED NOVEMBER 20, 2025

NEW ERA ENERGY & DIGITAL, INC.
4501 Santa Rosa Drive
Midland, TX 79707

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New Era Energy & Digital, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders (the “Annual Meeting”) of New Era Energy & Digital, Inc., a Nevada corporation (formerly known as New Era Helium Inc. and Roth CH Holdings, Inc., the “Company,” or “we”) will be held on December 16, 2025 at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting which will be conducted via live webcast and by teleconference using the following information:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

The Annual Meeting is being held for the purpose of considering and voting upon the following proposals:

1.      To elect five (5) nominees to serve on the Board of Directors of the Company (the “Board”) until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.      To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the year ending December 31, 2025;

3.      To approve a proposal to adjourn the Annual Meeting to a later date or dates, whether or not a quorum is present, if more time is necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement; and.

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed November 12, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

If you have any questions or need assistance voting your shares, please call us at (432) 695-6997 or our proxy solicitor, Advantage Proxy, at 877-870-8565.

By Order of the Board of Directors,
/s/ E. Will Gray II
E. Will Gray II
Chief Executive Officer and Director
Midland, Texas
November 20, 2025

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the proxy card mailed to you, or vote via teleconference as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the telephonic Annual Meeting, you must follow the instructions from that record holder. Please refer to the section entitled “Important Information About the Annual Meeting — How Do I Vote?” on page 3 of the Proxy Statement for a description of how to vote in advance of the Annual Meeting.

i

NEW ERA ENERGY & DIGITAL, INC.
4501 Santa Rosa Drive
Midland, TX 79707

PROXY STATEMENT
Annual Meeting of Stockholders
To Be Held on December 16, 2025

INTRODUCTION

The enclosed proxy (the “Proxy Statement”) is being solicited by the board of directors (the “Board of Directors”) of New Era Energy & Digital, Inc., a Nevada corporation (the “Company”), in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held via teleconference on December 16, 2025, at 10:00 a.m., ET, and at any adjournment or postponement thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement, and a form of proxy card (“Proxy Card”) have been mailed to our stockholders of record as of November 12, 2025 (the “Record Date”). Unless the context otherwise requires, references to the “Company,” “we,” “us,” and “our” refer to the Company.

Any stockholder may participate in the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving access to these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting to be held on December 16, 2025, at 10:00 a.m., ET. To enable easier access by our stockholders, the Annual Meeting will be a completely virtual meeting conducted via teleconference.

You will be able to participate in the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by using the following dial-in information:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

As a stockholder of record or beneficial owner of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at the close of business on the Record Date, you are invited to attend our Annual Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will consider and vote upon the following proposals:

1.      To elect five (5) nominees to serve on the Board of Directors of the Company (the “Board”) until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (“Proposal One” or “Election of Directors Proposal”);

2.      To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the year ending December 31, 2025 (“Proposal Two” or “Ratification of Auditors Proposal”); and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Members of our Board of Directors and management will be present at the Annual Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only common stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 53,449,171 shares of Common Stock.

What are the voting rights of the holders of common stock?

Each outstanding share of our Common Stock will be entitled to one vote on each of the proposals presented at the Annual Meeting.

Who can attend the Annual Meeting?

All of our stockholders as of the Record Date may attend the Annual Meeting.

You will be able to participate in the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by visiting:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for 10 days prior to and on the day of the Annual Meeting at the office of the Secretary of the Company at the above address.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Stockholders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. As of the Record Date, there are a total of 53,449,171 shares that may be voted on each matter that may come before the Annual Meeting. The quorum is therefore 26,724,587 shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy as instructed below.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account by a bank, broker or other nominee (the record holder of your shares), then you are the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your record holder how to vote your shares of Common Stock, and the record holder is required to vote your shares of Common Stock in accordance with your instructions.

What if I do not specify how my shares are to be voted?

If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of Common Stock with respect to “routine” items, but not with respect to “non-routine” items, if any.

Please note that at the Annual Meeting, we believe that the Ratification of Auditors Proposal (Proposal Two) and the Adjournment of the Meeting Proposal (Proposal Three) will be considered “routine” items. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendation of our Board of Directors, and therefore “FOR” Proposal Two and Proposal Three.

We believe that the Election of Directors Proposal (Proposal One) will be considered a “non-routine” item and your broker will not have discretion to vote on this proposal. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “Broker Non-Votes.” Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast “FOR” Proposal One.

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

Can I change my vote after I submit my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•        You may change your vote using the Internet or telephone methods described above prior to the Annual Meeting, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted.

•        You may submit another properly completed proxy with a later date.

•        You may send a written notice that you are revoking your proxy to our investor relations department at IR@newerainfra.ai.

•        You may attend the Annual Meeting virtually via teleconference and vote electronically (although simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held in street name, you should contact your bank, broker or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Annual Meeting, you may change your vote by attending the Annual Meeting and voting electronically.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•        FOR Proposal One:    the election of all five (5) nominees to serve on the Board of Directors of the Company (the “Board”) until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

•        FOR Proposal Two:    the ratification of the appointment of Weaver & Tidwell L.L.P. as our independent auditors for the year ending December 31, 2025; and

•        FOR Proposal Three:    to adjourn the Annual Meeting to a later date or dates, whether or not a quorum is present, if more time is necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

For a more detailed discussion of why you should vote “FOR” Proposal One, Proposal Two and Proposal Three, see “Proposal One — Election of Directors”, “Proposal Two — Ratification of Auditors Proposal” and “Proposal Three — Adjournment Proposal”, respectively.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Proposal One — Election of Directors.    Under Nevada law, the election of directors requires an affirmative vote of a plurality of the shares of the voting power present. The five persons receiving the greatest number of votes will be elected as directors. An abstention with respect to this Proposal One will not be considered a vote cast and therefore will have no effect on the outcome of the vote. A broker non-vote will also not be considered a vote cast and will have no effect on the outcome of the vote.

Proposal Two — Ratification of Appointment of Weaver & Tidwell L.L.P.    The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to ratify the appointment of Weaver & Tidwell, L.L.P. as our independent auditors for the year ending December 31, 2025. Abstentions will have no effect. Broker Non-Votes will have no effect on the outcome of this proposal. As Proposal Two is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

Proposal Three — Adjournment Proposal.    This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. We believe that this proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

PROPOSAL ONE — THE ELECTION OF DIRECTORS

Our stockholders are being asked to elect our five current board members.

Our Board is currently composed of five members which include E. Will Gray II, Trent Yang, Peter Lee, Ondrej Sestak and Charles Nelson. E. Will Gray II serves as Chairman of the Board. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee recommended, and our Board of Directors approved E. Will Gray II, Trent Yang, Peter Lee, Ondrej Sestak and Charles Nelson as nominees for election as directors at this Annual Meeting to hold office for a one-year term until our Annual Meeting to be held in 2026.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and information concerning those individuals:

Name	Age	Position
E. Will Gray II	50	Chief Executive Officer, Chair
Trent Yang	46	Independent Director
Peter (“P.J.”) Lee	54	Independent Director
Ondrej Sestak	39	Independent Director
Charles Nelson	37	Director

E. Will Gray II

E. Will Gray II has served as New Era’s Chief Executive Officer and Director since inception and the Company’s Chief Executive Officer and Director since December 6, 2024. Previously, he was the managing member of Solis Partners, LLC beginning in 2020, which is now a wholly owned subsidiary of New Era. Mr. Gray is the former CEO and founder of Remnant Oil Company, an upstream energy company that acquired and operated both secondary (water) and tertiary (CO2) floods within the Permian Basin. Operations also included management of an 18.5-mile CO2 pipeline that interconnects with the Kinder Morgan Cortez main trunk line. Remnant Oil Company filed for Chapter 11 bankruptcy protection in July 2019 and such petition was later changed to a Chapter 7 bankruptcy filing.

Mr. Gray was formerly an Executive Vice President of Resaca Exploration (a Torch Energy Portfolio Company). He also served as past Chairman & CEO of Cross Border Resources and Dala Petroleum. He has ESG experience and a track record for protecting freshwater rights within Southeast New Mexico, renewable energy development on owned acreage, and the reduction of carbon footprints for certain Permian Basin oilfield service providers. Mr. Gray served as a former Trustee of the Texas State Development Foundation from September 2017 to August 2023. He is currently on the Texas State University’s Development Foundation Emeritus Council. He is also a former board member of the United Way Fund in Midland. Will received his B.S. in Business Management from Texas State University in 1998.

Trent Yang

Trent Yang is a recognized leader in the renewable energy space, having been an investor, entrepreneur and executive in the sustainability industry since 2006. From January 2020 to April 2025, he was the Co-Founder and President of Galway Sustainable Capital a specialty finance company focused on sustainability projects, where he co-managed the business and oversaw the investment team. In 4+ years, Galway raised nearly $700M of institutional capital including Macquarie Asset Management, OakTree and Aware Super. Prior to that, from January 2013 to December 2019, he was a Vice President at AMG National Trust where he oversaw sustainability and international private equity investments.

Mr. Yang has been investing into and starting sustainability companies since 2006. During that period, he has led investments and/or grown several billion $+ companies including investment firms and renewable companies. He has unique experience investing and growing variety of sustainability platforms including renewable energy & storage, green buildings and data centers, mobility, sustainable agriculture and next generation manufacturing & recycling solutions. He also sits on a number of non-profit boards at the nexus of public policy, education and sustainability.

Mr. Yang holds a B.S. in Aerospace Engineering from the University of Colorado, Boulder, and multiple M.S. degrees from Massachusetts Institute of Technology where he focused on climate & economics, machine learning control systems, and entrepreneurship.

Mr. Yang serves as the Audit Committee Chairman, Compensation Committee Member, and Governance and Nominating Committee Member. Mr. Lee serves as the Governance and Nominating Committee Chairman, Audit Committee Member, and Compensation Committee Member. Mr. Sestak serves as a Compensation Committee Chairman, Audit Committee Member, and Governance and Nominating Committee Member.

Peter (“P.J.”) Lee

Mr. Lee is Co-Founder and Managing Partner of EverStream Energy Capital Management LLC, a global investment firm that invests in sustainable energy and digital infrastructure companies and assets worldwide. He has held that role since January 2012. Among other things, his duties include raising funds, sourcing and managing investments. Mr. Lee has cofounded several energy company platforms including Terraform Power, TerraForm Global, Pacific Solar (Japan) and Enfinity Global. Mr. Lee also cofounded a digital infrastructure company that developed approximately 700 megawatts of data center capacity customized for Bitcoin mining in west Texas, Nebraska and South Dakota. Mr. Lee serves as an advisor and Board Director to Engineered Products and PDU Cables which specialize in quick turn, custom assembly electrical products for the data center industry.

Mr. Lee previously held leadership positions with investment firm Black River, a division of Cargill, Inc; as well as investment banking firms CE Unterberg Towbin, Robertson Stephens, and Chase Manhattan. Most of Mr. Lee’s finance career has focused on sectors within the energy, technology, infrastructure, commodity, and digital industries.

Mr. Lee holds a bachelor’s degree in Economics from Union College.

Charles Nelson

Mr. Nelson is a Director of the Company since December 6, 2024. Charles is an experienced executive, board member, advisor, and problem solver with a track record in developing and commercializing new hard technologies in energy transition. He has spent his career building assets, companies, and relationships through a deep and ever-growing understanding of how capital providers, corporates, tech founders, and asset owners work together and using that to facilitate the advancement of new ideas into reality.

Mr. Nelson currently serves as interim Chief Compliance Officer of Castlerock Biofuels, a role he has started from August of 2024, where he oversees compliance matters for this renewable energy and infrastructure company. From May 2022 to October 2023, Mr. Nelson served as President and CEO of Gold H2 Inc., an energy company specializing in clean hydrogen production, where his accomplishments included completing a corporate spin-out with a seed stage and Series A fundraise of $12 million. He also completed a conceptual field pilot and secured offtake memoranda of understanding and term sheets with Mercuria and Linde for hydrogen sales.

From February 2022 to October 2023, Mr. Nelson served as Chief Operating Officer and Business Officer at Cemvita, a sustainable technology company where he oversaw corporate strategy, business development, government affairs, engineering, and operations. In this role, he managed the corporate development strategy with existing stakeholders, including Mitsubishi Heavy Industries, Sumitomo, Oxy, and United Airlines. His other accomplishments in this role also including leading the development of eCO2 technology (waste to value) and construction of continuous pilot system in under a year; and orchestrating a corporate restructuring driving top company mission focus and resulting two spin out companies Endolith (mining chemicals), Gold H2 (subsurface hydrogen production). Prior to Cemvita, Mr. Nelson co-founded and served as Chief Commercial Officer of ClearShift from August 2017 to February 2022. Mr. Nelson earned his Bachelor of Science in Chemical Engineering from Iowa State University in 2011.

Ondrej Sestak

Mr. Sestak is a Co-Founder and Head of Engineering at ZeroSix LLC, a carbon credit solution provider, since January 2022. He is also a Reservoir Engineer with Aurivos Permian LLC, an oil and gas operator, a position he has held since January 2022. Since January 2022, he has also been a Reservoir Engineer with ARB Energy Utah LLC. He is also Chief Operations Officer for GLT Trading LLC, an international commodities trader, a position he has held since April 2020. As of March 2025, he has also been Project Manager for Five Star Clean Fuels, a strategic developer, owner and operator of distributed gasoline production facilities.

Mr. Sestak has over a decade of technical experience across the resource industry. In his role at ZeroSix he is leading the development and implementation of novel methodologies for economic adoption of environmental optimization across the oil and gas industry, including the remediation of marginal operations, responsibly sourced gas, and repurposing of existing wellbores.

As Chief Operations Officer for GLT Trading, he sources Helium, LPG, and petcoke on behalf of Asian clients, securing take away agreements from established suppliers, sourcing spot loads on the open market, and pursuing several direct Helium development opportunities.

As a reservoir engineer, he is able to evaluate the geologic resource potential as well as the financial viability of producing and development operations. Before moving into his current roles, he worked with INEXS, a petroleum engineering geoscience consulting firm, cultivating unique investment opportunities and performing evaluations of resource projects, including Helium development, blue hydrogen generation, enhanced oil recovery, and carbon capture and utilization. Prior to venturing into the independent investment and operator space of the resource industry, Mr. Sestak was a reservoir engineer at Shell where he worked the Haynesville shale and Vaca Muerta basin.

Mr. Sestak holds a B.S. in Petroleum Engineering from the University of Texas at Austin, and an MS in Energy Resource Engineering from Stanford University.

Mr. Yang serves as the Audit Committee Chairman, Compensation Committee Member, and Governance and Nominating Committee Member. Mr. Lee serves as the Governance and Nominating Committee Chairman, Audit Committee Member, and Compensation Committee Member. Mr. Sestak serves as a Compensation Committee Chairman, Audit Committee Member, and Governance and Nominating Committee Member.

Family Relationships

There are no familial relationships among the Company’s directors and executive officers.

Director Independence

Nasdaq requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Yang, Lee and Sestak are our independent directors. The independent directors will have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms that the Board will believe are no less favorable to us than could be obtained from independent parties.

Board Oversight of Risk

One of the key functions of the Board is informed oversight of its risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Company’s audit committee has the responsibility of considering and discussing the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The Company’s compensation committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board and Committee Meetings

From the closing of the Business Combination on December 6, 2024, until December 31, 2024, our Board of Directors held no meetings. Directors are expected to attend our annual meetings of stockholders, all meetings of the board of directors and all meetings of the committees on which they serve.

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each committee operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://www.newerainfra.ai/ under the “Investor Relations — Corporate Governance” tab.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee meet the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Audit Committee

We have established an audit committee of the Board, which consists of Messrs. Yang, Lee and Sestak, who are independent directors under Nasdaq’s listing standards.

Mr. Yang is the chairperson of the audit committee, who qualifies as an “audit committee financial expert,” as defined under the rules and regulations of Nasdaq and the SEC. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

Pursuant to Nasdaq rules, the audit committee will at all times be composed exclusively of independent directors who are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.

Audit Committee Report

The Audit Committee of the Company was reconstituted in 2025, with all current members appointed after the completion of the audit of the financial statements for the fiscal year ended December 31, 2025. None of the current members served on the Audit Committee during the period covered by the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Audit Committee is composed of three directors: Trent Yang, Peter (“P.J.”) Lee and Ondrej Sestak, each of whom meets the independence and other requirements of Nasdaq. Trent Yang qualifies as an audit committee financial expert under Item 407 of Regulation S-K.

The Audit Committee has the responsibilities set out in its charter, which has been adopted by our Board of Directors and is reviewed annually. A copy of the Audit Committee’s charter can be found on the corporate governance section of our website at https://www.newerainfra.ai.

Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. Weaver and Tidwell, L.L.P. (“Weaver”), the Company’s independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. Weaver also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of our Board of Directors. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.

In fulfilling its oversight responsibilities, the then existing members of the Audit Committee (the “Prior Audit Committee”) reviewed and discussed with management and Weaver the audited consolidated financial statements for the year ended December 31, 2024, including Management’s Discussion and Analysis.

The Prior Audit Committee discussed with Weaver the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended. In addition, the Prior Audit Committee received the written disclosures and the letter from Weaver required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and discussed with Weaver their independence relative to the Company, including whether the provision of their services is compatible with maintaining Weaver independence.

Based on the review and discussions referred to above, the Prior Audit Committee recommended to our Board of Directors that the audited consolidated financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

AUDIT COMMITTEE

Trent Yang

Peter (“P.J.”) Lee

Ondrej Sestak

Corporate Governance and Nominating Committee

We have established a corporate governance and nominating committee of the Board, which consists of Messrs. Yang, Lee and Sestak. Mr. Lee is the chairperson of the corporate governance and nominating committee. The corporate governance and nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The corporate governance and nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Corporate Governance and Nominating Committee Charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The corporate governance and nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The corporate governance and nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The corporate governance and nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

We have established a compensation committee of our Board, which consists of Messrs. Yang, Lee and Sestak. Mr. Sestak is the chairperson of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Information Regarding Stockholder Communication with the Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at New Era Energy & Digital, Inc., 4501 Santa Rosa Drive Midland, Texas, Attention: Board of Directors.

Code of Ethics

We have adopted a code of conduct and ethics (“Code of Ethics”) that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. A copy of our Code of Ethics is available on our website at https://www.newerainfra.ai/ under the “Investor Relations — Corporate Governance” tab.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has appointed the firm of Weaver and Tidwell, L.L.P. as our independent auditors for the fiscal year ending December 31, 2025. Although stockholder approval of the Audit Committee’s selection of Weaver and Tidwell, L.L.P. is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this appointment. Ratification of the appointment of Weaver and Tidwell, L.L.P. to serve as our independent registered public accounting firm for the 2025 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of Weaver and Tidwell, L.L.P. for the 2025 fiscal year. If this proposal is not approved at the Annual Meeting, the Audit Committee will reconsider this appointment.

Representatives of Weaver and Tidwell, L.L.P. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2024, the firm of Weaver and Tidwell, L.L.P., has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Weaver and Tidwell, L.L.P. for services rendered.

Audit Fees:    Refers to fees billed for professional services rendered in connection with the audit of our financial statements as of and for the fiscal years ended December 31, 2023 and 2024, quarterly reviews, the reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

The aggregate fees of Grant Thornton LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 8-K for the respective periods and other required filings with the SEC totaled $53,500 for the year ended December 31, 2023. The above amount includes interim procedures and audit fees, as well as attendance at audit committee meetings.

The aggregate fees of Weaver and Tidwell, L.L.P. for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 8-K for the respective periods and other required filings with the SEC totaled $373,345 for the year ended December 31, 2024. The above amount includes interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees:    Refers to fees billed outside of the scope of the engagement letter for the audit which are reasonably related to the performance of the audit or review of our financial statements. We paid Grant Thornton a total of $20,000 for audit-related fees for the year ended December 31, 2023. We did not pay Weaver and Tidwell, L.L.P. for any audit-related fees for the year ended December 31, 2024.

Tax Fees.    We did not pay Weaver and Tidwell, L.L.P. for tax return services, planning and tax advice for the years ended December 31, 2024 and 2023.

All Other Fees.    We did not pay Weaver and Tidwell, L.L.P. for any other services for the years ended December 31, 2024 and 2023.

Pre-Approval of Services

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent auditors for the year ending December 31, 2025. Abstentions will have the effect as a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS FOR
THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3 — ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES WHETHER OR NOT A QUORUM IS PRESENT

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

If the Adjournment Proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the Adjournment Proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to obtain a quorum or solicit additional proxies in favor of any of the proposals. If the Adjournment Proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to obtain a quorum or solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our Common Stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

This proposal will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. We believe that this proposal is considered a routine matter on which brokers can vote in their discretion; accordingly, we do not expect to receive any broker non-votes on the proposal. However, to the extent that any broker non-votes received, broker non-votes will have no effect on the outcome of the vote on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING PURSUANT TO THIS PROPOSAL 3, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

EXECUTIVE AND DIRECTOR COMPENSATION

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were as follows:

•        E. Will Gray II, Chief Executive Officer; and

•        Michael J. Rugen, Chief Financial Officer.

Compensation of Executive Officers and Directors of New Era

Name and Principal Position	Year		Salary	All Other Compensation(1)	Total
			($)	($)	($)
E. Will Gray II	2024	(2)	$358,583	$34,210	$392,793
Chief Executive Officer	2023	(3)	$319,000	$28,138	$347,138
	2023	(4)	$29,000	$2,558	$31,558

Michael J. Rugen	2024		$240,000	$22,807	$262,807
Chief Financial Officer	2023		$132,032	—	$132,032

____________

(1)      Represents health insurance for Mr. Gray and Mr. Rugen paid by the Company.

(2)      Mr. Gray’s salary increased from $348,000 to $475,000 in December 2024.

(3)      This compensation was paid to Mr. Gray after the February 6, 2023 Reorganization Agreement and Plan Share Exchange between the Company with Solis Partners. LLC.

(4)      This compensation was paid to Mr. Gray prior the February 6, 2023 Reorganization Agreement and Plan Share Exchange between the Company with Solis Partners. LLC.

Management Agreements

The CEO and CFO Employment Agreements

Currently, our Chief Executive Officer, Mr. E. Will Gray II, receives an annual base salary of $475,000, plus benefits. He was named Chief Executive Officer of New Era on February 6, 2023 in the context of the Reorganization Agreement and Plan Share Exchange between the New Era and Solis Partners LLC dated February 6, 2023 and Chief Executive Officer of the Company effective as of December 6, 2024. On July 16, 2025 Mr. Gray’s employment agreement was amended to provide for certain relocation and housing expenses.

Currently, our Chief Financial Officer, Mr. Michael J. Rugen, receives an annual base salary of $240,000 plus benefits. He was named Chief Financial Officer of New Era effective November 1, 2023 and Chief Financial Officer of the Company effective as of December 6, 2024.

Pursuant to the employment agreement with Mr. Gray (the “Gray Employment Agreement”), Mr. Gray will receive an annual base salary of $475,000 per year, plus benefits. Pursuant to the employment agreement with Mr. Rugen (the “Rugen Employment Agreement”), Mr. Rugen will receive an annual base salary of $240,000 per year, plus benefits. The compensation package to offered to Mr. Gray and Mr. Rugen reflect their respective functions and responsibilities at the Company as a public company listed at the Nasdaq, and may include, among others, increase in the base salary, annual bonuses, stock grants and participation in the Company’s equity incentive plan.

On Aprill 22, 2025, Mr. Rugen resigned as the Chief Financial Officer of the Company with an effective date of May 31, 2025. Mr. Rugen’s resignation was not the result of any disagreement between him and the company, the board of Directors, or any committee of the Board of Directors of the Company on any matter. Effective June 1, 2025, Mr. Gray was named interim Chief Financial Officer of the Company.

Director Agreements

We have entered into Director Agreements with each of the non-executive Directors. Pursuant to such Director Agreements, each non-executive Director will be paid $200,000 annually, such compensation consisting of both cash and our stock. Directors who are also executive officers of the Company will not receive any additional compensation for serving as directors. Non-executive Directors will be paid $60,000 in cash per year, paid on a quarterly basis. Upon the one-year anniversary of such non-executive Director’s service, he/she would be granted our stock in the amount of $140,000. The share price of the stock granted to such non-executive Directors will be determined by the Compensation Committee.

In addition, we will compensate the Chairperson of the Audit Committee with: (i) $10,000 per year, paid in cash on a quarterly basis and (ii) $10,000 in common shares after his/her one-year anniversary with us. We will pay the Compensation Committee Chairperson: (i) an additional cash compensation $4,000 per year, on a quarterly basis and an additional $6,000 in Common Stock after his or her one-year anniversary serving in such capacity.

Outstanding Equity Awards at Fiscal Year-End

None.

Retirement Benefits

None.

Equity Compensation Plan Information

Provided below in tabular format is information as of December 31, 2024, with respect to compensation plans (including individual compensation arrangements) under which equity securities of New Era are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options and Warrant	(b) Weighted- Average Exercise Price of Outstanding Options and Warrants	(c) Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	—	—	1,575,000
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	1,575,000

Director and Officer Indemnification Agreements

We have entered into employment agreements whereby we will agree to indemnify the Chief Executive Officer and Chief Financial Officer to the fullest extent permitted by law, for all amounts (including, without limitation, judgments, fines, settlement payments, expenses and reasonable out of pocket attorneys’ fees) incurred or paid by the Chief Executive Officer and Chief Financial Officer in connection with any action, suit, investigation or proceeding, or threatened action, suit, investigation or proceeding, arising out of or relating to the performance by the Chief Executive Officer and Chief Financial Officer of services for, or the acting by the Chief Executive Officer and Chief Financial Officer as a director, officer or executive of, the Company, or any subsidiary of the Company. Any fees or other necessary expenses incurred by the Chief Executive Officer and Chief Financial Officer in defending any such action, suit, investigation or proceeding shall be paid by the Company in advance, subject to the Company’s right to seek repayment from the Chief Executive Officer and Chief Financial Officer if a determination is made that the Chief Executive Officer and Chief Financial Officer were not entitled to indemnification.

Potential Payments Upon Termination or Change in Control

None.

EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by us. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies from stockholders for a fee of approximately $8,500. In addition, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, our directors and certain of our officers may be deemed to be “participants” in the solicitation of proxies by our Board of Directors in connection with the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of the Common Stock by (i) our directors and named executive officers; (ii) all the named executives and directors as a group and (iii) any other person or group that to our knowledge beneficially owns more than five percent of our outstanding shares of Common Stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 12, 2025, are deemed to be outstanding and beneficially owned by the person holding the options. Shares issuable pursuant to stock options or warrants are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all shares of Common Stock that they will beneficially own, subject to applicable community property laws.

The beneficial ownership of shares of common stock is calculated based on 53,449,171 shares of Common Stock outstanding as of November 12, 2025.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers of the Company
E. Will Gray II(2)	879,819	1.65
Trent Yang	259,548	*
Peter (“P.J.”) Lee	259,548	*
Ondrej Sestak	271,955	*
Charles Nelson	300,000	*
All Directors and Executive Officers of the Company as a Group (5 Individuals)	1,970,870	3.69
5%+ Holders
N/A

____________

(1)      Unless otherwise noted, the business address of each of the individuals is c/o New Era Energy & Digital, Inc., 4501 Santa Rosa Drive, Midland, TX 79707.

(2)      Includes 879,819 shares which are owned by Pecos Slope Holdings LLC, of which Will Gray II has sole voting and dispositive power.

Transfer Agent

The transfer agent for the common stock is Continental Stock Transfer & Trust Company, located at 1 State Street 30th Floor, New York, NY 10004-1571.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described under “Executive Compensation” the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:

•        we have been or are to be a participant;

•        the amount involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Lock-up Agreement

In connection with the Business Combination, we have entered into lock-up agreements with certain of our shareholders restricting the transfer of their shares received as Merger consideration or any securities convertible into or exercisable or exchangeable for shares of Common Stock owned by them nor make any demand for or exercise any right with respect to the registration of such lock-up securities from and after the closing of the Business Combination. The restrictions under the lock-up agreements began at the closing of the Business Combination and end six (6) months from the Closing Date.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our disinterested independent directors, or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or initial stockholders, unless we have obtained (i) an opinion from an independent investment banking firm, or other firm that commonly provides valuation opinions, that the business combination is fair to our stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time). Furthermore, in no event will any of our initial stockholders, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination.

Limitation on Liability and Indemnification of Directors and Officers

Our bylaws provides that our directors and officers will be indemnified by us to the fullest extent authorized by Nevada law as it now exists or may in the future be amended.

Notwithstanding the foregoing, as set forth in our bylaws, such indemnification will not extend to any claims our insiders may make to us to cover any loss that they may sustain as a result of their agreement to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us as described in this prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act (and is, therefore, unenforceable.).

Certain Relationships and Related Person Transactions

On July 31, 2024 (and effective as of July 1, 2024), New Era entered into a Retention and Consulting/Services Agreement with Tall City Well Service Co., LP, a Texas limited partnership owned by New Era’slargest shareholder and previous Chairman, Joel G. Solis (“Tall City”), pursuant to which Tall City shall deliver or otherwise make available workover rigs to New Era and shall act as a consultant for work associated with such workover rigs, providing maintenance and repair services for the workover rigs. New Era agreed to pay Tall City $720,000 as a retainer fee (the “Retainer Fee”) and shall pay for the services performed in accordance with Tall City’s standard invoicing practices and prices. The Retainer Fee shall be paid to Tall City with a 10% Secured Convertible Debenture due March 1, 2025 pursuant to Section 2.6 of a certain Securities Purchase Agreement dated as of February 23, 2024, which debenture was amended on July 31, 2024 (such amended debenture, the “Amended Solis Debenture”).

On October 23, 2025, New Era entered into a secured promissory note (the “Note”) with Joel Solis, an individual shareholder of the Company, and Aventus Properties LLC.

Pursuant to the terms of the Note, the Company agreed to provide a loan in the principal amount of $4,000,000 (the “Loan”). The Loan bears interest on the outstanding principal amount at a rate per annum equal to the lesser of (i) eighteen percent (18%), compounded annually, or (ii) the Maximum Rate, where “Maximum Rate” means the maximum non-usurious rate of interest permitted under applicable law. The Note includes customary covenants and events of default provisions.

The Loan is secured by a deed of trust on certain real property located in Odessa, Texas and Pecos, Texas. The Deed of Trust will be recorded in the real property records of Ector County, Texas and Reeves County, Texas. The Loan will mature on December 6, 2025, unless earlier repaid in accordance with the Note.

The transaction was reviewed and approved by the Company’s Audit Committee and Board of Directors. The Company entered into a Release Agreement as part of the Loan transaction.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Proxy Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Proxy Statement, to the Company at 4501 Santa Rosa Drive, Midland, TX 79707.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. The SEC maintains a web site that contains reports, proxy and Proxy Statements and other information regarding registrants that file electronically with the SEC, including our Annual Report on 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and all amendments to these reports. The address of the web site is www.sec.gov.

By Order of the Board of Directors,
/s/ E. Will Gray II
E. Will Gray II
Chief Executive Officer and Director
Midland, Texas

P R O X Y C A R D

NEW ERA ENERGY & DIGITAL, INC.
4501 Santa Rosa Drive
Midland, TX 79707

ANNUAL MEETING
OF STOCKHOLDERS OF NEW ERA ENERGY & DIGITAL, INC.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING
TO BE HELD ON DECEMBER 16, 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 20, 2025, in connection with the annual meeting of stockholders (the “Annual Meeting”) of New Era Energy & Digital, Inc. (the “Company”) to be held at 10:00 a.m. Eastern Time on December 16, 2025, and hereby appoints E. Will Gray, II and Michael J. Rugen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

The Annual Meeting will be a completely virtual meeting which will be conducted via live webcast and by teleconference using the following information:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 — Director Election Proposal — To elect five (5) nominees to serve on the Board of Directors of the Company until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

E. Will Gray II	☐ FOR	☐ WITHHOLD
Trent Yang	☐ FOR	☐ WITHHOLD
Peter Lee	☐ FOR	☐ WITHHOLD
Ondrej Sestak	☐ FOR	☐ WITHHOLD
Charles Nelson	☐ FOR	☐ WITHHOLD

Proposal No. 2 — Ratification Proposal — To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the year ending December 31, 2025.

For ☐	Against ☐	Abstain ☐

Proposal No. 3 — Adjournment Proposal — To approve a proposal to adjourn the Annual Meeting to a later date or dates, whether or not a quorum is present, if more time is necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of any of the proposals set forth in the accompanying Proxy Statement.

For ☐	Against ☐	Abstain ☐

Dated: _______________________________, 2025

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.